UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORE NATURAL RESOURCES, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CORE NATURAL RESOURCES, INC. 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET CORE NATURAL RESOURCES, INC. ATTENTION: CORPORATE SECRETARY 275 TECHNOLOGY DRIVE, SUITE 101 CANONSBURG, PA 15317 V65472-P27080 You invested in CORE NATURAL RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2025. Get informed before you vote View the Notice and Proxy Statement, Annual Report on Form 10-K and proxy card online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 29, 2025 10:30 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/CNR2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors: Nominees: 1a. James A. Brock For 1b. Holly Keller Koeppel For 1c. Patrick A. Kriegshauser For 1d. Paul A. Lang For 1e. Richard A. Navarre For 1f. Cassandra Pan For 1g. Valli Perera For 1h. Joseph P. Platt For 2. Ratification of Appointment of Ernst & Young LLP as Core Natural Resources, Inc.’s Independent Registered Public For Accounting Firm for the Year Ending December 31, 2025. 3. Approval, on an Advisory Basis, of the Compensation Paid to Core Natural Resources, Inc.’s Named Executive Officers For in 2024. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V65473-P27080